Exhibit 10.2

OMNIBUS AMENDMENT

This Omnibus Amendment (this “Amendment”) is made and entered into by and among Regional Brands Inc., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company (each, an “Undersigned Stockholder” and, collectively, the “Undersigned Stockholders”). This Amendment amends the Securities Purchase Agreement, dated as of April 8, 2016, by and among the Company and the investors named therein (the “Securities Purchase Agreement”) and the Registration Rights Agreement, dated as of April 8, 2016, by and among the Company and the holders of the Company’s securities listed on the signature pages thereto (the “Registration Rights Agreement”), each as further set forth herein.

WHEREAS, pursuant to the terms of the Securities Purchase Agreement and the Registration Rights Agreement, the Company agreed to, among other things, file reports required to be filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and keep current public information available as defined in Rule 144 under the Securities Act of 1933, as amended;

WHEREAS, the Company is not subject to the filing requirements of Section 13 or 15(d) of the Exchange Act but has filed reports under the Exchange Act as a “voluntary filer” as a result of the Company’s covenants under the Securities Purchase Agreement, the Registration Rights Agreement and certain other agreements entered into by the Company;

WHEREAS, the Company desires to cease its filing of reports under the Exchange Act in order to, among other things, reduce the Company’s costs and expenses, and management and administrative burdens, associated with the filing of such reports; and

WHEREAS, pursuant to Section 9(e) thereof, the Securities Purchase Agreement may be amended by an instrument in writing signed by the Company and the Majority Holders (as defined in the Registration Rights Agreement); and the Undersigned Stockholders collectively constitute the Majority Holders;

WHEREAS, pursuant to Section 13 thereof, the Registration Rights Agreement may be amended, modified or supplemented by written agreement of the Company and the Majority Holders (as defined in the Registration Rights Agreement); and the Undersigned Stockholders collectively constitute the Majority Holders;

NOW, THEREFORE, the Company and the Undersigned Stockholders hereby agree as follows:

1.	Amendments to the Securities Purchase Agreement.

(a)          Capitalized terms used in this Section 1 and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Securities Purchase Agreement.

(b)          Section 4(c) of the Securities Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“(c)         Furnishing of Information. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all of the Common Shares (the “Reporting Period”), the Company covenants to make available to each such Investor, for so long as such Investor holds Common Shares and upon the request of such Investor:

(i)        within one hundred eighty (180) days after the end of each fiscal year of the Company, (A) a balance sheet as of the end of such year, and (B) statements of income, cash flows and changes in stockholders’ equity for such year, and (C) as of the end of such year, all such financial statements audited and certified by independent public accountants selected by the Company; and

(ii)        within ninety (90) days after the end of the second quarter of each fiscal year of the Company, unaudited statements of income, cash flows and changes in stockholders’ equity for the six-month period ended at the end of such second quarter, and an unaudited balance sheet as of the end of such six-month period, all prepared in accordance with GAAP (except that such financial statements may (A) be subject to normal year-end audit adjustments; and (B) not contain all notes thereto that may be required in accordance with GAAP).”

(c)           Section 4(g) of the Securities Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“(g)        Intentionally Omitted.”

2.	Amendments to the Registration Rights Agreement.

(a)          Capitalized terms used in this Section 2 and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Registration Rights Agreement.

(b)          Section 9 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“9. Furnishing of Information. For so long as any Holder owns any Registrable Securities, upon the request of such Holder, the Company covenants to make available to such Holder:

(i)        within one hundred eighty (180) days after the end of each fiscal year of the Company, (A) a balance sheet as of the end of such year, and (B) statements of income, cash flows and changes in stockholders’ equity for such year, and (C) as of the end of such year, all such financial statements audited and certified by independent public accountants selected by the Company; and

(ii)        within ninety (90) days after the end of the second quarter of each fiscal year of the Company, unaudited statements of income, cash flows and changes in stockholders’ equity for the six-month period ended at the end of such second quarter, and an unaudited balance sheet as of the end of such six-month period, all prepared in accordance with GAAP (except that such financial statements may (A) be subject to normal year-end audit adjustments; and (B) not contain all notes thereto that may be required in accordance with GAAP).”

3.           Effective Date. This Amendment shall become effective as to the Securities Purchase Agreement and the Registration Rights Agreement as of the first date upon which this Amendment is executed and delivered by the Company and such Undersigned Stockholders that constitute the Majority Holders (the “Effective Date”). Upon the Effective Date, this Amendment will be binding upon each party to the Securities Purchase Agreement and each party to the Registration Rights Agreement.

4.           Interpretation. The term “Agreement” as used in the Securities Purchase Agreement shall be deemed to refer to the Securities Purchase Agreement as amended by this Amendment. The term “Agreement” as used in the Registration Rights Agreement shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment.

5.           Effect of Amendment. Except as expressly provided herein, the Securities Purchase Agreement and the Registration Rights Agreement each shall remain in full force and effect in accordance with their respective terms.

6.           Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would require the application of the laws of another jurisdiction.

7.           Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; provided that a facsimile, electronic or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile, electronic or .pdf signature.

8.           Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

9.           Descriptive Headings. Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Signature pages to follow]

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date set forth below on this page.

REGIONAL BRANDS INC.

By:
Name: Title:	Fred DiSanto Chief Executive Officer

Date:

[Signature Page to Omnibus Amendment]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth below on this page.

MERLIN PARTNERS LP

By: Ancora Advisors LLC, its general partner

By:

Name:

Its:

Date:

[Signature Page to Omnibus Amendment]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth below on this page.

ANCORA CATALYST FUND LP

By: Ancora Advisors LLC, its general partner

By:

Name:

Its:

Date:

[Signature Page to Omnibus Amendment]